UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2009
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 West Wacker Drive, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURES

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its third quarter 2009 results on Monday, November 9, 2009 at 10:00 am central time. To access this call live or to listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 details sales, net flows, and assets under management for Q1, Q2 and Q3 2009 and all quarters in 2008. Table 2 reconciles Adjusted EBITDA as defined by our Bank Credit Agreement to income before taxes for Q3 2009, Q3 2008 and the last twelve month period, which includes the first three quarters of 2009 and the last quarter of 2008.

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2008, and September 30, 2009
Unaudited

	2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total
Gross sales (in millions):
Mutual funds	$1,354	1,839	1,635	1,487	6,315	$1,339	1,990	2,348	—	5,677
Managed accounts-retail	1,701	2,118	2,026	2,068	7,914	2,270	2,584	2,044	—	6,898
Managed accounts-institutional	1,197	1,363	2,840	1,357	6,757	1,762	1,722	1,804	—	5,289
Closed-end funds	2	(0)	(0)	(0)	2	166	141	254	—	561

Total funds and accounts	$4,254	5,321	6,501	4,912	20,988	$5,537	6,437	6,450	—	18,424

Net Flows (in millions):
Mutual funds	$61	744	147	(537)	416	$303	1,057	1,395	—	2,756
Managed accounts-retail	(2,523)	(1,823)	(1,895)	(2,680)	(8,921)	(1,770)	(44)	(338)	—	(2,153)
Managed accounts-institutional	(584)	112	1,174	(116)	586	289	(290)	(2,159)	—	(2,160)
Closed-end funds	3	48	(1,172)	(1,250)	(2,370)	(632)	77	377	—	(178)

Total funds and accounts	$(3,042)	(919)	(1,745)	(4,582)	(10,288)	$(1,811)	801	(725)	—	(1,735)

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$164,307	153,026	151,833	134,065	164,307	$119,223	115,334	127,815	—	119,223
Acquisition of Winslow Capital accounts	—	—	—	4,542	4,542	—	—	—	—	—
Sales — funds and accounts	4,254	5,321	6,501	4,912	20,988	5,537	6,437	6,450	—	18,424
Dividend reinvestments	69	155	(170)	493	547	70	107	118	—	295
Redemptions and withdrawals	(7,365)	(6,394)	(8,076)	(9,988)	(31,823)	(7,418)	(5,743)	(7,293)	—	(20,454)

Total net flows into funds and accounts	(3,042)	(919)	(1,745)	(4,582)	(10,288)	(1,811)	801	(725)	—	(1,735)
Appreciation / (depreciation) of managed assets	(8,240)	(274)	(16,022)	(14,802)	(39,338)	(2,079)	11,681	13,889	—	23,491

End of period	$153,026	151,833	134,065	119,223	119,223	$115,334	127,815	140,979	—	140,979

Recap by product type:
Mutual funds	$18,415	19,064	17,661	14,689		$15,264	17,329	20,571	—
Closed-end funds	50,626	50,095	44,710	39,858		39,570	41,892	45,629	—
Managed accounts-retail	49,431	47,671	40,368	34,860		31,642	34,806	38,336	—
Managed accounts-institutional	34,553	35,002	31,326	29,817		28,858	33,789	36,443	—

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	127,815	140,979	—

Recap by manager:
Nuveen	$74,914	75,031	69,650	64,649		$65,968	69,493	76,480	—
NWQ	29,650	28,301	23,159	17,264		14,518	16,568	19,281	—
Rittenhouse	2,669	2,093	1,713	1,258		—	—	—	—
Santa Barbara	3,789	3,833	3,352	2,658		3,336	3,677	3,785	—
Symphony	9,838	10,202	9,960	7,113		6,811	7,293	8,103	—
Tradewinds	30,537	30,779	24,749	20,606		18,564	23,511	24,562	—
HydePark	1,629	1,594	1,483	1,134		1,158	1,285	1,401	—
Winslow Capital	—	—	—	4,542		4,979	5,989	7,366	—

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	127,815	140,979	—

Recap by style:
Equity-based	$74,083	72,449	59,495	52,064		$46,563	54,717	60,366	—
Municipals	63,073	63,513	60,714	57,540		60,069	62,498	68,570	—
Taxable income-oriented	15,870	15,871	13,857	9,619		8,702	10,601	12,043	—

Total assets under management	$153,026	151,833	134,065	119,223		$115,334	127,815	140,979	—

TABLE 2
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q3 2009
Income/(loss) before taxes (consolidated) (GAAP)	(22,015)

Net (income)/loss attributable to the noncontrolling interests	(30,369)

Net interest expense	74,168
Amortization & depreciation	24,584	(2)

Adjustments per Credit Agreement:
Non-cash compensation	19,533	(3)
Deal related expenses	1,680	(4)
Retention, severance and recruiting expense	5,906	(5)
Structured products distribution expense	4,653	(6)
Non-recurring items	5,623	(7)
Pro forma restructuring	300	(8)
Debt and investment related expenses	8,695	(9)

Adjusted EBITDA (1)	$92,758

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$20,302 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $4,282 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(5)	$4,395 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $764 is included in Severance and $747 is included in Other operating expense in the consolidated financial statements.

(6)	This amount is included in the Other operating expense line in the consolidated financial statements.

(7)	$4,648 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $684 is included in Outside and professional services, $189 is included in Compensation and benefits, $1 is included in Occupancy and equipment, $76 is included in Travel and entertainment and $25 is included in Other operating expenses in the consolidated financial statements.

(8)	This amount is included in the Occupancy and equipment line in the consolidated financial statements.

(9)	$7,676 of this amount is included in Other income/(expense) in the consolidated financial statements, $1,308 is included in Net interest expense, and ($289) is included in Other operating expenses.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q3 2008
Income/(loss) before taxes (consolidated) (GAAP)	(30,414)

Net (income)/loss attributable to the noncontrolling interests	26,906

Net interest expense	59,729
Amortization & depreciation	18,909	(2)

Adjustments per Credit Agreement:
Non-cash compensation	9,439	(3)
Deal related expenses	1,345	(4)
Retention, severance and recruiting expense	5,235	(5)
Structured products distribution expense	2,851	(6)
Non-recurring items	1,684	(7)
Pro forma restructuring	7,821	(8)
Debt and investment related expenses	11,890	(9)

Subtotal	115,395

Winslow pro forma	1,850	(10)

Adjusted EBITDA (1)	$117,245

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$16,235 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $2,674 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(5)	$1,880 of this amount is included in the Severance line in the consolidated financial statements, $2,169 is included in Other operating expenses and $1,186 is included in Compensation and benefits in the consolidated financial statements.

(6)	This amount is included in the Other operating expenses line in the consolidated financial statements.

(7)	($6) of this amount is included in the Other income/(expense) line in the consolidated financial statements, $1,068 is included in Outside and professional services, $253 is included in Compensation and benefits, $70 is included in Advertising and product promotion, $166 is included in Travel and entertainment and $133 is included in Other operating expenses in the consolidated financial statements.

(8)	$5,032 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $2,273 is added back to Advisory fee revenue, and $516 is included in Occupancy and equipment in the consolidated financial statements.

(9)	$10,256 of this amount is included in Other income/(expense) in the consolidated financial statements, $2,309 is included in Net interest expense and ($675) is included in Other operating expenses.

(10)	This amount represents the pro forma effect of the acquisition of Winslow in December 2008, which is pursuant to the terms of the Bank Credit Agreement. $3,895 of this amount is added back to Advisory fees, ($1,670) is included in Compensation and benefits, ($100) is included in Occupancy and equipment, ($50) is included in Travel and entertainment, ($125) is included in Outside and professional services, and ($100) is included in Other operating expenses.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q3 2009
	LTM (2)
Income/(loss) before taxes (consolidated) (GAAP)	(2,214,671)

Net (income)/loss attributable to the noncontrolling interests	(23,977)

Net interest expense	268,199
Amortization & depreciation	83,120	(3)

Adjustments per Credit Agreement:
Non-cash compensation	47,360	(4)
Deal related expenses	3,431	(5)
Retention, severance and recruiting expense	77,588	(6)
Structured products distribution expense	18,641	(7)
Non-recurring items	(1,084	) (8)
Non-cash impairment	2,013,072	(9)
Pro forma restructuring	15,585	(10)
Debt and investment related expenses	70,139	(11)

Subtotal	357,403

Winslow pro forma	1,850	(12)

Adjusted EBITDA (1)	$359,253

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	LTM represents the last twelve-month period including the first three quarters of 2009 and the last quarter of 2008.

(3)	$68,932 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $14,188 is included in Occupancy and equipment.

(4)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(5)	$3,391 of this amount is included in the Other income/(expense) line in the consolidated financial statements, and $40 is included in Travel and entertainment in the consolidated financial statements.

(6)	$48,149 of this amount is included in the Severance line in the consolidated financial statements, $5,344 is included in Other operating expenses and $24,095 is included in Compensation and benefits in the consolidated financial statements.

(7)	$17,029 of this amount is included in the Other operating expenses line in the consolidated financial statements, $1,537 is included in Compensation and benefits and $75 is included in Travel and entertainment in the consolidated financial statements.

(8)	($6,265) of this amount is included in the Other income/(expense) line in the consolidated financial statements, $3,768 is included in Outside and professional services, $218 is included in Compensation and benefits, $50 is included in Occupancy and equipment, $122 is included in Travel and entertainment, $997 is included in Other operating expenses, and $26 is included in Advertising and promotional costs in the consolidated financial statements.

(9)	$1,089,258 of this amount is included in the Intangible asset impairment line in the consolidated financial statements, $885,500 is included in Goodwill impairment, and $38,314 is included in the Other income/(expense) line in the consolidated financial statements.

(10)	$7,849 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $6,061 is added back to Advisory fee revenue, and $1,675 is included in Occupancy and equipment in the consolidated financial statements.

(11)	$67,031 of this amount is included in Other income/(expense) in the consolidated financial statements, $3,838 is included in net interest expense, and ($730) is included in other operating expenses.

(12)	This amount represents the pro forma effect of the acquisition of Winslow in December 2008, which is pursuant to the terms of the Bank Credit Agreement. $3,895 of this amount is added back to Advisory fees, ($1,670) is included in Compensation and benefits, ($100) is included in Occupancy and equipment, ($50) is included in Travel and entertainment, ($125) is included in Outside and professional services, and ($100) is included in Other operating expenses.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2009	NUVEEN INVESTMENTS, INC.

	By: Name:	/s/ John L. MacCarthy John L. MacCarthy
	Title:	Executive Vice President